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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -----------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                               December 20, 1995
                       (Date of earliest event reported)

                               WITCO CORPORATION
             (Exact name or registrant as specified in its charter)

   Delaware                      1-4654                         13-1870000
(State or other                 (Commission                  (I.R.S. Employer
jurisdiction or                    File                        Identification
organization)                     Number)                         Number)

          One American Lane
       Greenwich, Connecticut                                      06831
(Address of principal executive offices)                         (Zip Code)

                                 (203) 552-2000
              (Registrant's telephone number, including area code)

                                 Not Applicable
            (Former name or address, if changed since last report.)

                                 Page 1 of 61
                           Exhibit Index is on page 4


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Item 5.   Other Events

     In accordance with the announcement by Witco Corporation ("Witco") on September 11, 1995 that it intends to divest its Lubricants Group, Witco has restated its financial statements and related management's discussion and analysis of financial condition and results of operations that were included in Witco's Annual Report on Form 10-K for the year ended December 31, 1994 in order to reflect the Lubricants Group as a discontinued operation. The financial statements included in Witco's Quarterly Report on Form 10-Q for the nine-month period ended September 30, 1995 already reflected the Lubricants Group as a discontinued operation.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

c.       Exhibits

         23                Consent of Ernst & Young LLP

         99(a) Management's Discussion and Analysis of Financial Condition and Results of Operations

         99(b)             Quarterly Financial Data from Continuing
                           Operations (unaudited)

         99(c)             Consolidated Financial Statements and
                           Schedule

         99(d)             Computation of Per Share Earnings

         99(e) Selected Financial Data for the five years ended December 31, 1994


                                 Page 2 of 61
                           Exhibit Index is on page 4


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            WITCO CORPORATION,

                                              by

                                                  /s/ Dustan E. McCoy
                                                -------------------------------
                                                Name:  Dustan E. McCoy
                                                Title: Vice President, General
                                                       Counsel and Secretary

Date:  December 20, 1995

                                            Page 3 of 61
                                        Exhibit Index is on page 4


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                                 EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                                      Exhibit               Numbered Page

         23                Consent of Ernst & Young LLP                 5

         99(a)             Management's Discussion and                  6
                           Analysis of Financial
                           Condition and Results of
                           Operations

         99(b)             Quarterly Financial Data from               20
                           Continuing Operations (unaudited)

         99(c)             Consolidated Financial Statements           21
                           and Schedule

         99(d)             Computation of Per Share Earnings           60

         99(e)             Selected Financial Data for                 61
                           the five years ended
                           December 31, 1994

                                 Page 4 of 61
                           Exhibit Index is on page 4

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